Exhibit 10.40
Amendment Number 2 to
Master Agreement Number 750-03610-2002
AMENDMENT NUMBER TWO TO
MASTER TELESERVICES AGREEMENT
THIS AMENDMENT Number Two (the “Amendment”) effective as of March 1, 2005 is made and entered into by and between APAC Customer Services, Inc., an Illinois corporation, with offices at Six Parkway North, Deerfield, Illinois 60015 (“Company”) and Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, having an office and principal place of business at 180 Washington Valley Road, Bedminster, New Jersey 07921 on behalf of itself and for the benefit of its Affiliates (“Verizon Wireless”).
A.
THIS AMENDMENT IS AN INTEGRAL PART OF THE AGREEMENT. THE TERMS USED HEREIN WHICH ARE DEFINED OR SPECIFIED IN THE AGREEMENT SHALL HAVE THE MEANINGS SET FORTH IN THE AGREEMENT. IF THERE ARE ANY INCONSISTENCIES BETWEEN THE PROVISIONS OF THIS AMENDMENT AND THE PROVISIONS OF THE AGREEMENT, THE PROVISIONS OF THIS AMENDMENT SHALL CONTROL.

B.	RENEWAL OF AGREEMENT. The Renewal Term is effective as of the 1st day of March 2005 and shall continue in effect through February 28, 2006 unless terminated pursuant to the Agreement.

C.
AMENDMENT OF AGREEMENT. The following provisions amend the Agreement. Capitalized terms not otherwise defined in this Amendment and used in this section shall have the meanings ascribed thereto in the Agreement.

1.	Exhibit E is hereby deleted and restated as set forth in the Attached Exhibit E.
D.	EFFECT OF AMENDMENT. Except as amended hereby, the Agreement shall continue in full force and effect.
This Amendment is hereby executed as of the date first written above.

	CELLCO PARTNERSHIP		APAC CUSTOMER SERVICES, INC.
d/b/a VERIZON WIRELESS

By:	/s/ L. C. McAdam	By:	/s/ James McClenahan

	Name: L. C. McADAM		Name: James McClenahan
	Title: EVP/COO		Title: Senior Vice President Operations
	Date: 2/1/08		Date: 1/11/05

		By:	/s/ Marc Tanenberg

Name: Marc Tanenberg
Title: Senior Vice President and Chief Financial Officer

Date: 1/11/05
Cellco Partnership d/b/a Verizon Wireless — Proprietary and Confidential.
iManage #: 118299v2
eCounsel #: 750-02049-2004

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